Schedule 14A Information

Proxy Statement Pursuant to Section 14(A)
of the Securities Exchange Act of 1934
(Amendment No. _)

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☒ Preliminary Proxy Statement

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☐ Definitive Proxy Statement Only (as permitted by Rule 14a-6(e)(2))

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LEGG MASON ETF INVESTMENT TRUST

(Name of Registrant as Specified in its Charter)

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LEGG MASON ETF INVESTMENT TRUST

ClearBridge Large Cap Growth ESG ETF

A Special Meeting of Shareholders (the “Meeting”) of ClearBridge Large Cap Growth ESG ETF (the “Fund”), a series of the Legg Mason ETF Investment Trust (the “Trust”), will be conducted exclusively online via live webcast on May 28, 2025, to vote on two important proposals that affect the Fund. Please read the enclosed materials and cast your vote on the proxy card or voting instruction form.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

The proposals for the Fund have been carefully reviewed by the Board of Trustees of the Trust (the “Board”). The Trustees of the Trust, all but one who are not affiliated with Franklin Templeton, are responsible for protecting your interests as a shareholder. The Board recommends that you vote FOR each proposal.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card or voting instruction form enclosed in this package. Be sure to sign the card or form before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card or voting instruction form, and follow the instructions.

If you have any questions before you vote, please call EQ Fund Solutions, our proxy solicitor, at 1-800-290-6424 (9:00 a.m.-10:00 p.m., Eastern time, Monday through Friday). We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

The following Q&A is provided to assist you in understanding the proposals that affect the Fund. The proposals are described in greater detail in the enclosed proxy statement. We appreciate your placing your trust in Franklin Templeton and look forward to continuing to help you achieve your financial goals.

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Q&A

Important information to help you understand and vote on the proposals

Below is a brief overview of the proposals to be voted on. The proxy statement provides more information on the proposals to be voted upon by Fund shareholders. Your vote is important, no matter how large or small your holdings may be.

What proposals am I being asked to vote on?

Shareholders are being asked to vote on the following proposals:

1.To approve a change to the Fund’s sub-classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified company” to “non-diversified company” and to eliminate a related fundamental investment policy.

2.To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace affiliated and unaffiliated subadvisers without shareholder approval.

Has the Fund’s Board of Trustees approved the proposals?

The Board has unanimously approved the proposals. The Board recommends that you vote to approve the proposals.

1.To approve a change to the Fund’s sub-classification under the 1940 Act from “diversified company” to “non-diversified company” and to eliminate a related fundamental investment policy.

What does it mean for a fund to change its sub-classification from “diversified company” to “non-diversified company” and why is it proposed that the Fund make this change?

As explained more fully below, the Fund is currently sub-classified as a “diversified company” and has a fundamental investment policy of being sub-classified as a “diversified company” under 1940 Act, which may not be changed or eliminated without shareholder approval.

A fund that is sub-classified as a “diversified company” may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a fund’s total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies. In contrast, the

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Q&A

1940 Act defines a “non-diversified company” fund as a fund other than a “diversified company,” and places no single-issuer limits on the fund due to that sub-classification.

Changing the Fund’s sub-classification to a “non-diversified company” would provide the Fund’s portfolio managers with enhanced flexibility to manage the assets of the Fund. In this regard and as previously disclosed to shareholders in a supplement dated March 4, 2025, in conjunction with the Board’s approval to change of the Fund’s sub-classification to a “non-diversified company,” the Board also recently approved a number of changes that are contingent upon the shareholder approval of the change to the Fund’s sub-classification to a “non-diversified company.” First, the Board approved a proposal to change the name of the Fund from ClearBridge Large Cap Growth ESG ETF to ClearBridge Large Cap Growth Select ETF and in connection with the name change, the Fund will no longer pursue a specific environmental, social and governance (“ESG”) strategy where ESG criteria are determinative factors for security selection. However, the Fund will continue to consider ESG criteria in its research process (i.e., ESG considerations will be among several factors that will be examined when considering investments for the Fund’s portfolio). In addition, the Fund’s 80% investment policy was also changed, subject to shareholder approval of the change of the Fund’s sub-classification to a “non-diversified company,” as shown in the chart below. For more information, see the section titled “Background” under Proposal 1 in the proxy statement.

Current 80% Names Rule Investment Policy	Proposed 80% Names Rule Investment Policy

Under normal circumstances, the Fund seeks to meet its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other instruments with similar economic characteristics of U.S. companies with large market capitalizations that meet its financial and ESG criteria.

Under normal circumstances, the Fund seeks to meet its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities of U.S. large capitalization growth companies or other investments with similar economic characteristics.

In addition, if the proposal is approved, the Fund’s subadviser intends to maintain a more focused portfolio consisting of about 30 issuers of large capitalization growth company securities. Currently, the Fund invests in about 43 issuers. In order to invest in such a manner, the portfolio managers believe it is necessary to have the additional flexibility that a sub-classification as “non-diversified company” provides. The portfolio managers of the Fund believe that, by investing a greater portion of the Fund’s assets in fewer issuers, they will be better able to meet the Fund’s investment objective.

Shareholders should note that if the change in the Fund’s sub-classification to “non-diversified company” is approved, the Fund may be subject to additional investment risks including: (i) increased volatility, and (ii) the increased risk that the performance of a single stock in the portfolio will have a large impact on the performance of the entire portfolio due to the presence of fewer portfolio holdings to offset the price

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Q&A

movement of such single stock. This is because, as a “non-diversified company”, the Fund would be permitted to invest a larger percentage of its assets in fewer issuers than a “diversified company”.

1.To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace affiliated and unaffiliated subadvisers without shareholder approval.

What is the purpose of the Manager of Managers Structure?

Shareholders of the Fund are being asked to approve the use of a “manager of managers” structure that would permit the Fund’s investment manager, Franklin Templeton Fund Adviser, LLC, subject to Board approval, to appoint and replace subadvisers that are wholly or partially owned by (affiliated with) Franklin Templeton and subadvisers that are not affiliated with Franklin Templeton, without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Manager of Managers Structure would enable the Fund to operate with greater efficiency in the future by allowing the Fund to use both affiliated and unaffiliated subadvisers best suited to its needs without potential delays that could be associated with obtaining shareholder approvals.

How will the Manager of Managers Structure affect the Fund?

The use of the Manager of Managers Structure would not change the contractual fees paid to the investment manager by the Fund or fees paid by the Fund’s shareholders. If the proposal is approved for the Fund, and the Board and the Fund’s investment manager believe that the use of one or more subadvisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring subadvisers for the Fund, assuming the conditions of the manager of managers exemptive order issued by the Securities and Exchange Commission are met. Rather, the Fund’s investment manager, with the approval of the Board, including a majority of the independent trustees, would be able to appoint subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval. The Fund, however, would inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.

Who is EQ Fund Solutions?

EQ Fund Solutions (the “Solicitor”) is a company not affiliated with the Fund or with Franklin Templeton that the Trust, on behalf of the Fund, hired to call or otherwise solicit shareholders and record proxy votes. In order to hold the Meeting, a certain percentage of the Fund’s shares (often referred to as “quorum”) must be represented at the Meeting. If a quorum is not attained, the Meeting must be adjourned to a future date. The Fund may attempt to reach shareholders through multiple mailings

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Q&A

to remind them to cast their vote. As the Meeting date approaches, phone calls may be made to shareholders who have not yet voted their shares so that the Meeting does not have to be postponed.

How many votes am I entitled to cast?

Shareholders of the Fund are entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder’s shares of the Fund on the record date. The record date is March 11, 2025 (the “Record Date”).

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card or voting instruction form and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card or voting instruction form and following the recorded instructions. In addition, you may also vote through the Internet by visiting the website printed on your proxy card or voting instruction form and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call EQ Fund Solutions at 1-800-290-6424 (9:00 a.m. – 10:00 p.m. Eastern time, Monday through Friday).

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card or form.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

May I attend the Meeting?

The Meeting will be conducted exclusively online via live webcast. Shareholders as of the Record Date (March 11, 2025) may request the Meeting credentials by following the instructions below. In each case, the request should be received no later than May 26, 2025 at 2:00 p.m., Eastern time.

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Q&A

If you hold Fund shares through an intermediary (such as a bank, broker or other custodian) as of the Record Date, you must first register in advance to access your individual control number in order to attend the Meeting. To register and receive your individual control number, you must email proof of your proxy power (“Legal Proxy”) from your intermediary indicating that you are the beneficial owner of the shares in the Fund on the Record Date and authorizing you to vote (you may forward the email from your intermediary or attach an image of your Legal Proxy), along with your name and email address, to the Solicitor at attendameeting@equiniti.com with “Legal Proxy” included in the subject line. The email must also state whether before the Meeting you authorized a proxy to vote for you and, if so, how you instructed such proxy to vote. The Solicitor will then email you the instructions to register for the Meeting. After you register, you will receive a confirmation of your registration and an individual control number by email from the Solicitor. The Solicitor also will email your Meeting credentials for participation in the Meeting and instructions for voting during the Meeting.

The Meeting will begin promptly at 11:00 a.m., Eastern time on May 28, 2025. The Fund encourages you to access the Meeting a few minutes prior to the start time leaving ample time for the check in. For technical assistance in accessing the Meeting, shareholders can email attendameeting@equiniti.com. During the Meeting, instructions will be provided for shareholders in attendance to submit comments and questions.

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LEGG MASON ETF INVESTMENT TRUST

ClearBridge Large Cap Growth ESG ETF

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Meeting of Shareholders (the Meeting”) of ClearBridge Large Cap Growth ESG ETF (the “Fund”), a series of Legg Mason ETF Investment Trust (the “Trust”), which will be held exclusively online via live webcast on May 28, 2025, at 11:00 a.m., Eastern time. The enclosed materials discuss the proposals (the “Proposals”) to be voted on at the Meeting, and contain the Notice of Special Meeting of Shareholders, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you specify a vote on all Proposals, your proxy will be voted as you indicated. If you specify a vote for one Proposal but not the other, your proxy will be voted as specified on such Proposal and, on the Proposal for which no vote is specified, your proxy will be voted in accordance with the Trustees’ recommendations found on page 1 of the proxy statement. If you simply sign, date and return the proxy card, but do not specify a vote on any Proposal, your proxy will be voted in accordance with the Trustees’ recommendations found on page 1 of the proxy statement.

We urge you to review carefully the Proposals in the proxy statement. Then, please fill out and sign the proxy card or voting instruction form and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the additional costs of having to conduct additional mailings may be avoided.

We welcome your comments. If you have any questions or would like to quickly vote your shares, call EQ Fund Solutions, our proxy solicitor, toll-free at 1-800-290-6424. Agents are available 9:00 a.m. - 10:00 p.m., Eastern time, Monday through Friday.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or if eligible through the Internet, 24 hours a day. Please follow the instructions on the enclosed proxy card to vote by telephone or online. If your account is eligible, instructions are enclosed.

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LEGG MASON ETF INVESTMENT TRUST

ClearBridge Large Cap Growth ESG ETF

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees of Legg Mason ETF Investment Trust (the “Trust”), on behalf of ClearBridge Large Cap Growth ESG ETF (the “Fund”), have called a Special Meeting of Shareholders (the “Meeting”) of the Fund, which will be conducted exclusively online via live webcast on May 28, 2025, at 11:00 a.m., Eastern time.

During the Meeting, shareholders of the Fund will be asked to vote on the following proposals:

1.To approve a change to the Fund’s sub-classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified company” to “non-diversified company” and to eliminate a related fundamental investment policy.

2.To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace affiliated and unaffiliated subadvisers without shareholder approval.

Shareholders of record as of the close of business on March 11, 2025, are entitled to notice of and to vote at the Meeting or any adjournment of the Meeting.

For technical assistance in accessing the Meeting, shareholders can email attendameeting@equiniti.com.

By Order of the Board of Trustees,

Harris Goldblat
Vice President and Secretary

March __, 2025

Please sign and promptly return the proxy card or voting instruction form in the enclosed self-addressed envelope regardless of the number of shares you own.

You are invited to attend the Meeting, which will be conducted exclusively online via live webcast, but if you cannot do so, the Board of Trustees urges you to complete, date, sign, and return the enclosed proxy card in the enclosed postage-paid return envelope. It is important that you return your signed proxy card promptly so that a quorum may be ensured at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy card, by giving written notice of revocation to the Trust at any time before the proxy is

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exercised, or by voting at the Meeting. You may vote by touch-tone telephone by calling the telephone number printed on your proxy card and following the recorded instructions. In addition, if your account is eligible, you may be able to vote online by visiting the website printed on your proxy card and following the online instructions.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 28, 2025

The Notice of Special Meeting of Shareholders, proxy statement and form of proxy are available on the Internet at https://proxyonline.com/Franklin/docs. The form of proxy on the Internet site cannot be used to cast your vote.

If you have any questions, would like to vote your shares, or wish to obtain directions to be able to attend the Meeting online, please call EQ Fund Solutions, our proxy solicitor, toll free at 1-800-290-6424.

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Table of Contents

INFORMATION ABOUT VOTING	1
Who is asking for my vote?	1
Who is eligible to vote?	1
On what issues am I being asked to vote?	1
How does the Board of Trustees (the Board”) of my Fund recommend that I vote?	1
How do I ensure that my vote is accurately recorded?	2
May I revoke my proxy?	3
What if my shares are held by a financial intermediary?	3
May I attend the Meeting?	3
THE PROPOSALS	4
PROPOSAL 1: TO APPROVE A CHANGE TO THE FUND’S SUB-CLASSIFICATION UNDER THE 1940 ACT FROM “DIVERSIFIED COMPANY” TO “NON-DIVERSIFIED COMPANY” AND TO ELIMINATE A RELATED FUNDAMENTAL INVESTMENT POLICY	4
Background	4
Why did the Board approve the change of the Fund’s sub-classification to a “non-diversified company” and the elimination of the Fund’s related investment policy?	6
What is the required vote on Proposal 1?	7
PROPOSAL 2: TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY THE FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL	7
Background	7
Why am I being asked to vote on this Proposal?	9
How will the Manager of Managers Structure Operate?	9
How does this Proposal affect my fees as a shareholder of the Fund?	10
How does this Proposal affect my right to vote on subadvisory agreements?	10
Why did the Board approve the Manager of Managers Structure?	10
What is the required vote on Proposal 2?	11
ADDITIONAL INFORMATION ABOUT THE FUND	11
FURTHER INFORMATION ABOUT VOTING AND THE MEETING	13

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LEGG MASON ETF INVESTMENT TRUST

ClearBridge Large Cap Growth ESG ETF

PROXY STATEMENT

INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Trustees of Legg Mason ETF Investment Trust (the “Trust”), on behalf of ClearBridge Large Cap Growth ESG ETF (the “Fund”), in connection with a Special Meeting of Shareholders of the Fund to be held on May 28, 2025 (the “Meeting”), has requested your vote on two matters.

Who is eligible to vote?

Shareholders of record at the close of business on March 11, 2025 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Shareholders of record of the Fund are entitled to one vote for each dollar of net asset value of the Fund on each matter relating to the Fund (“Dollar-Based Voting”).

On what issues am I being asked to vote?

Shareholders are being asked to vote on the following proposals (the “Proposals”):

1.To approve a change to the Fund’s sub-classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified company” to “non-diversified company” and to eliminate a related fundamental investment policy.

2.To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace affiliated and unaffiliated subadvisers without shareholder approval.

How does the Board of Trustees (the Board”) of my Fund recommend that I vote?

The Board of the Trust unanimously recommends that you vote:

1.FOR the approval of a change to the Fund’s sub-classification under the 1940 Act from “diversified company” to “non-diversified company” and to eliminate a related fundamental investment policy.

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2.FOR the approval of the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace affiliated and unaffiliated subadvisers without shareholder approval.

How do I ensure that my vote is accurately recorded?

You may submit your proxy card in one of four ways:

•By Internet. The web address and instructions for voting can be found on the enclosed proxy card or voting instruction form. You will be required to provide your control number located on the proxy card or voting instruction form.

•By Telephone. The toll-free number for telephone voting can be found on the enclosed proxy card or voting instruction form. You will be required to provide your control number located on the proxy card or voting instruction form.

•By Mail. Mark the enclosed proxy card or voting instruction form, sign and date it, and return it in the postage-paid envelope we provided. For joint accounts, one or more owners may sign the proxy card or voting instruction form.

•By virtually attending the Meeting. You can vote your shares on-line at the Meeting.

If you require additional information regarding the Meeting, you may contact EQ Fund Solutions, the proxy solicitor, toll-free at 1-800-290-6424. Please see the section entitled “Further Information About Voting and the Meeting” for more information on EQ Fund Solutions.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on all the Proposals, your proxy will be voted as you indicated. If you specify a vote for one Proposal but not the other, your proxy will be voted as specified on such Proposal and, on the Proposal for which no vote is specified, your proxy will be voted in accordance with the Trustees’ recommendations found on page 1 of the proxy statement. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals on which you are entitled to vote, your proxy will be voted in accordance with the Trustees’ recommendations found on page 1 of the proxy statement.

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May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by virtually attending the Meeting and voting on-line.

What if my shares are held by a financial intermediary?

If your shares are held by your bank, broker or other custodian, then in order to vote at the on-line Meeting, you will need to obtain a “legal proxy” from your broker as discussed below in “May I attend the Meeting - If you hold shares through an intermediary (such as a bank, broker or other custodian) as of the Record Date.” Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.

May I attend the Meeting?

The Meeting will be conducted exclusively online via live webcast. Shareholders as of the record date (March 11, 2025) (the “Record Date”) may request the Meeting credentials by following the instructions below. In each case, the request should be received no later than May 26, 2025 at 2:00 p.m., Eastern time.

If you hold shares through an intermediary (such as a bank, broker or other custodian) as of the Record Date, you must first register in advance to access your individual control number in order to attend the Meeting. To register and receive your individual control number, you must email proof of your proxy power (“Legal Proxy”) from your intermediary indicating that you are the beneficial owner of the shares in the Fund on the Record Date and authorizing you to vote (you may forward the email from your intermediary or attach an image of your Legal Proxy), along with your name and email address, to EQ Fund Solutions (the “Solicitor”) at attendameeting@equiniti.com with “Legal Proxy” included in the subject line. The email must also state whether before the Meeting you authorized a proxy to vote for you and, if so, how you instructed such proxy to vote. The Solicitor will then email you the instructions to register for the Meeting. After you register, you will receive a confirmation of your registration and an individual control number by email from the Solicitor. The Solicitor also will email your Meeting credentials for participation in the Meeting and instructions for voting during the Meeting.

The Meeting will begin promptly at 11:00 a.m., Eastern time on May 28, 2025. The Fund encourages you to access the Meeting a few minutes prior to the start time leaving ample time for the check-in. For technical assistance in accessing the Meeting, shareholders can email attendameeting@equiniti.com. During the Meeting, instructions will be provided for shareholders in attendance to submit comments and questions.

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THE PROPOSALS

PROPOSAL 1: TO APPROVE A CHANGE TO THE FUND’S SUB-CLASSIFICATION UNDER THE 1940 ACT FROM “DIVERSIFIED COMPANY” TO “NON-DIVERSIFIED COMPANY” AND TO ELIMINATE A RELATED FUNDAMENTAL INVESTMENT POLICY

Background

Section 5(b) of the 1940 Act requires an investment company to be sub-classified either as a “diversified company” or a “non-diversified company” and a sub-classification as a “diversified company” is considered to be a fundamental investment policy that cannot be changed or eliminated without shareholder approval.

Currently, the Fund is sub-classified as a “diversified company” for purposes of Section 5(b)(1) of the 1940 Act, and therefore has a fundamental investment policy in place that states that the Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in any one issuer. In contrast, a Fund sub-classified as a “non-diversified company” is not subject to this limitation under the 1940 Act and therefore can invest a greater percentage of its assets in fewer issuers.

The change of the Fund’s sub-classification to a “non-diversified company” and the elimination of the Fund’s related investment policy was approved unanimously by the Board of the Fund, with adoption and implementation of the new policy conditioned upon shareholder approval. If approved, the Fund will no longer be subject to the diversification limitation discussed above.

Changing the Fund’s sub-classification to a “non-diversified company” would provide the Fund’s subadviser with enhanced flexibility to manage the assets of the Fund. In this regard and as previously disclosed to shareholders in a supplement dated March 4, 2025, in conjunction with the Board’s approval to change the Fund’s sub-classification to a “non-diversified company,” the Board also recently approved a number of changes that are contingent upon the shareholder approval of the change to the Fund’s sub-classification to a “non-diversified company.” First, the Board approved a proposal to change the name of the Fund from ClearBridge Large Cap Growth ESG ETF to ClearBridge Large Cap Growth Select ETF and in connection with the name change, the Fund will no longer pursue a specific environmental, social and governance (“ESG”) strategy where ESG criteria are determinative factors for

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security selection. However, the Fund will continue to consider ESG criteria in its research process (i.e., ESG considerations will be among several factors that will be examined when considering investments for the Fund’s portfolio).

In addition, the Fund’s 80% investment policy was also changed, subject to shareholder approval of the change of the Fund’s sub-classification to a “non-diversified company,” as shown in the chart below.

Current 80% Names Rule Investment Policy	New 80% Names Rule Investment Policy

Under normal circumstances, the Fund seeks to meet its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other instruments with similar economic characteristics of U.S. companies with large market capitalizations that meet its financial and ESG criteria.

Under normal circumstances, the Fund seeks to meet its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities of U.S. large capitalization growth companies or other investments with similar economic characteristics.

For purposes of the new 80% investment policy (but not contingent upon the shareholder approval of the change to the Fund’s sub-classification to a “non-diversified company), the Fund’s subadviser considers various investment criteria in determining whether a company is a growth company including, but not limited to:

•Higher earnings per share growth than the broader equity market

•Higher sales growth than the broader equity market

These investment criteria may be assessed based on past history or forward-looking statements. In addition, a company identified as a “growth company” by an independent third party index or investment data provider will be considered a “growth company” for purposes of this investment policy. The Fund’s subadviser defines large capitalization companies as those companies with market capitalizations similar to companies in the Russell 1000 Index.

In addition, if the proposal is approved, the Fund’s subadviser intends to maintain a more focused portfolio consisting of about 30 issuers of large capitalization growth company securities. Currently, the Fund invests in about 43 issuers. Shareholder approval of the Proposal would provide the Fund’s subadviser with the ability to implement the above changes and greater long-term flexibility in executing the Fund’s investment strategy by allowing increased exposures to certain holdings. The portfolio managers believe that, by investing a greater portion of the Fund’s assets in fewer issuers, the Fund will be better able to meet its investment objective. While shareholder approval of the Proposal will result in the changes discussed above, certain other characteristics of the Fund will remain unchanged. The investment objective will not change due to approval of the Proposal. In addition, while the Fund’s fundamental investment policy on diversification would be eliminated, all other fundamental investment policies will remain unchanged.

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Shareholders should note that if the change in the Fund’s sub-classification to a “non-diversified company” is approved, the Fund may be subject to additional investment risks. This is because, as a “non-diversified company”, the Fund would be permitted to invest a larger percentage of its assets in fewer issuers than a “diversified company”. As a “non-diversified company,” the Fund may be subject to additional principal risks including: (i) increased volatility, and (ii) the increased risk that the performance of a single stock in the portfolio will have a large impact on the performance of the entire portfolio due to the presence of fewer portfolio holdings to offset the price movement of such single stock.

The 1940 Act diversification requirements are separate and apart from the diversification requirements that the Fund complies with in order to qualify for special tax treatment as set forth in Subchapter M and Section 817(h) of the Internal Revenue Code. This Proposal does not in any way affect the Fund’s intent to comply with the diversification requirements of Subchapter M or Section 817(h). As a “non-diversified company,” the percentage of the Fund’s assets invested in any single issuer would not be limited by the 1940 Act, but would remain subject to Subchapter M’s and Section 817(h)’s broader diversification requirements which require the Fund to diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets consists of cash, securities of other regulated investment companies, U.S. government securities, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s assets is invested, including through corporations in which the Fund owns a 20% or larger voting stock interest, (x) in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, (y) in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are treated as engaged in the same, similar, or related trades or businesses, or (z) in the securities of one or more “qualified publicly traded partnerships,” which generally include master limited partnerships.

Why did the Board approve the change of the Fund’s sub-classification to a “non-diversified company” and the elimination of the Fund’s related investment policy?

The Board, including a majority of the independent trustees, approved the change of the Fund’s sub-classification to a “non-diversified company” and the elimination of the Fund’s related investment policy and is recommending that shareholders approve the change because the change in sub-classification would allow the Fund’s investment team more flexibility to better implement a more focused investment strategy that will permit the Fund to take larger positions in a smaller number of holdings while remaining compliant with the limits of the 1940 Act.

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What is the required vote on Proposal 1?

Before the Fund may operate as a “non-diversified company,” the change in its sub-classification to a “non-diversified company” must be approved by the affirmative vote of a “majority of the outstanding voting securities,” as defined in and required by the 1940 Act. The affirmative vote of a “majority of the outstanding voting securities” of the Fund is defined as the affirmative vote of the lesser of: (A) 67% or more of the voting power of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the voting power of the outstanding voting securities of such Fund (sometimes referred to as a “1940 Act Majority Vote”). If Proposal 1 is not approved by the Fund’s shareholders, then the Fund would have to continue to operate as a “diversified company”, as defined in the 1940 Act and described above, and the changes contingent upon the shareholders’ approval of the change in the Fund’s sub-classification to a “non-diversified company” would not be implemented.

THE BOARD OF THE TRUST UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 1

PROPOSAL 2: TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY THE FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

Background

Pursuant to an investment management agreement between the Fund and Franklin Templeton Fund Adviser, LLC (“FTFA”), FTFA is responsible for, among other items, managing the assets of the Fund and making decisions with respect to the investment of the Fund’s assets and purchases and sales of investment securities on behalf of the Fund, subject to the supervision of the Board.

FTFA is wholly-owned by Franklin Resources. Many of Franklin Resources’ subsidiaries that provide investment management services (together, the “Investment Manager Affiliates,” and each, an “Investment Manager Affiliate”) are organized under the laws of different jurisdictions throughout the world for sales, client servicing and tax purposes. Depending on the strategy, FTFA may wish to use the portfolio management and trading expertise of personnel employed by an Investment Manager Affiliate in other global locations or utilize an Investment Manager Affiliate that has a unique or specialized investment expertise, thereby providing to the Fund’s shareholders the full benefit of the investment management resources of Franklin Resources. Alternatively, FTFA may wish to provide the Fund with the skill and expertise of subadvisers that are not affiliated in any way with Franklin Resources or FTFA.

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The provisions of the 1940 Act that apply to the Fund require that investment management agreements between fund and its investment managers (including subadvisers) be approved by shareholders. The Securities and Exchange Commission (“SEC”) has issued an exemptive order (the “FT Order”) to Franklin Advisers, Inc. (“FAV”), an affiliate of FTFA, that permits FAV, any Investment Manager Affiliates (such as FTFA) and any existing or future registered open-end investment company or series advised by FAV or the Investment Manager Affiliates (such as the funds that are series of the Trust) to hire certain new subadvisers without obtaining shareholder approval, subject to the approval of the investment company’s board of trustees, including a majority of the independent trustees, and certain other conditions. The FT Order would allow FTFA to hire, without shareholder approval, new subadvisers that are affiliated with FTFA (e.g., the investment manager and the subadviser are both wholly-owned by Franklin Resources), and new subadvisers that are not affiliated with FTFA. In addition, the SEC has also issued an exemptive order (the “LM Order”) to FTFA that permits FTFA and any existing or future registered open-end investment company or series advised by FTFA to hire new subadvisers that are affiliated or not affiliated with FTFA without obtaining shareholder approval, subject to the approval of the investment company’s board of trustees, including a majority of the independent trustees, and the fulfillment of certain other conditions. The difference between the FT Order and the LM Order is that, under the FT Order, FTFA will be limited to hiring, without shareholder approval, new subadvisers that are wholly-owned by Franklin Resources or that are not affiliated with FTFA.  The LM Order would also permit FTFA to hire, without shareholder approval, subadvisers that are partially owned by Franklin Resources in addition to new subadvisers that are wholly-owned by Franklin Resources or that are not affiliated with FTFA.

Notwithstanding the FT Order and LM Order, any new subadvisory agreement or any amendment to an existing subadvisory agreement that directly or indirectly results in an increase in the aggregate contractual advisory fee rate payable by the Fund will be submitted to the Fund’s shareholders for approval.

FTFA’s reliance upon the LM Order would allow FTFA to hire, without shareholder approval, new subadvisers that are partially owned by Franklin Resources. Reliance on the LM Order by FTFA would occur if and when FTFA desires to utilize a new subadviser that is partially but not wholly-owned by Franklin Resources. Until that time, FTFA anticipates that it will rely on the FT Order, which would allow FTFA to hire, without shareholder approval, new subadvisers that are either wholly-owned by Franklin Resources or unaffiliated with Franklin Resources. (This ability to hire new subadvisers that are wholly or partially owned by (affiliated with) Franklin Resources and subadvisers that are not affiliated with Franklin Resources, without obtaining prior shareholder approval is referred to collectively as the “Manager of Managers Structure”). Before the Fund may rely on either the FT Order or the LM Order, the

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Fund’s use of the Manager of Managers Structure must be approved by the Fund’s shareholders by a 1940 Act Majority Vote.

Why am I being asked to vote on this Proposal?

As noted above, Franklin Resources is a global investment management organization with offices and Investment Manager Affiliates located around the world. From time to time, a portfolio manager may relocate from one Investment Manager Affiliate to another in order to gain further experience, or FTFA may believe it would be beneficial to the Fund to have access to the investment management expertise of another Investment Manager Affiliate (whether wholly or partially owned by Franklin Resources) or a subadviser that is not affiliated with FTFA. In addition, sometimes FTFA may reposition the Fund with a new or different investment strategy and want to replace an existing subadviser with another Investment Manager Affiliate who has the experience and expertise to manage the Fund’s new or changed investment strategy. If the Fund was permitted to rely on either the FT Order or the LM Order, such investment management changes could be effected with Board approval, but without the time and expense associated with obtaining shareholder approval. The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.

How will the Manager of Managers Structure Operate?

Under the Manager of Managers Structure, FTFA will be permitted to appoint and replace subadvisers for the Fund and to enter into and approve amendments to subadvisory agreements without first obtaining shareholder approval. However, the Board, including a majority of the independent trustees, must approve any new subadviser and any new or amended subadvisory agreement for the Fund.

Under the Manager of Managers Structure, FTFA would have the overall responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination and replacement. Specifically, the conditions of the FT Order and LM Order require FTFA to, subject to the review and approval of the Board, including a majority of the independent trustees: (a) set the Fund’s overall investment strategies; (b) evaluate, select and recommend subadvisers to manage all or a portion of the Fund’s assets; and (c) implement procedures reasonably designed to ensure that each subadviser complies with the Fund’s investment goals, policies and restrictions. In addition, subject to the review by the Board, FTFA is required to: (a) when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; and (b) monitor and evaluate the performance of the subadvisers. The replacement of FTFA or the imposition of material changes to the Fund’s investment management agreement, other than as discussed above, would, however, require shareholder approval.

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If FTFA, with the approval of the Board, including a majority of the independent trustees, determines that the use of the Manager of Managers Structure is in the best interests of the Fund, the Manager of Managers Structure would without obtaining shareholder approval: (1) enable a new subadviser to commence providing services to the Fund more quickly; (2) permit FTFA to allocate and reallocate the Fund’s assets among itself and one or more subadvisers; and (3) permit the Board to approve material changes to subadvisory agreements. Under the Manager of Managers Structure, upon receiving approval of the Board, including a majority of the independent trustees, subadvisers selected by FTFA could immediately manage the Fund’s assets. The Fund, however, would inform shareholders of the hiring of any new subadvisers within 90 days after hiring the subadviser.

How does this Proposal affect my fees as a shareholder of the Fund?

Approval of this Proposal will not affect your fees as a shareholder of the Fund. The Manager of Managers Structure will not at any time entail an increase in the contractual investment management fees paid by the Fund. Further, shareholder approval would be necessary to increase the contractual investment management fees that are payable by the Fund, which is not contemplated.

How does this Proposal affect my right to vote on subadvisory agreements?

If Proposal 2 is approved for the Fund, and the Board and FTFA believe that the use of one or more subadvisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring subadvisers for the Fund, assuming that the conditions of the FT Order or LM Order, as applicable, are met. Rather, FTFA, with the approval of the Board, including a majority of the independent trustees, would be able to appoint subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval. The Fund, however, would inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.

Why did the Board approve the Manager of Managers Structure?

The Board, including a majority of the independent trustees, approved the Manager of Managers Structure and is recommending that shareholders approve the Manager of Managers Structure at the Meeting because the Manager of Managers Structure would enable the Fund to operate with greater efficiency in the future by allowing the Fund to use both affiliated (including those that are partially or wholly-owned by Frankin Resources) and unaffiliated subadvisers best suited to its needs without incurring potential delays and expense that could be associated with obtaining shareholder approvals.

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What is the required vote on Proposal 2?

Before the Fund may rely on either the FT Order or LM Order, the operation of the Fund using the Manager of Managers Structure must be approved by the affirmative vote of a “majority of the outstanding voting securities,” as defined in and required by the 1940 Act. The affirmative vote of a “majority of the outstanding voting securities” of the Fund is defined as the affirmative vote of the lesser of: (A) 67% or more of the voting power of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the voting power of the outstanding voting securities of such Fund are present or represented by proxy; or (B) more than 50% of the voting power of the outstanding voting securities of such Fund (sometimes referred to as a “1940 Act Majority Vote”). If Proposal 2 is not approved by the Fund’s shareholders, then the Fund’s investment manager generally would only be able to enter into a new or amended subadvisory agreement with shareholder approval, potentially causing delay in making a change deemed beneficial to the Fund and its shareholders by the Board.

THE BOARD OF THE TRUST UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2

ADDITIONAL INFORMATION ABOUT THE FUND

The Investment Manager and Subadviser. Franklin Templeton Fund Adviser, LLC, 280 Park Avenue, New York, New York 10017, serves as investment manager of the Fund and ClearBridge Investments, LLC, One Madison Avenue, 18th Floor, New York, New York 10010, serves as subadviser of the Fund. Pursuant to an investment management agreement, the investment manager for the Fund (along with any subadviser) manages the investment and reinvestment of the Fund’s assets. The investment manager is an indirect, wholly owned subsidiary of Franklin Resources. The subadviser is an indirect, wholly owned subsidiary of Franklin Resources.

Other Service Providers

Administrator	Franklin Templeton Fund Adviser, LLC (as part of its management services)
Sub-Administrator	Bank of New York Mellon 103 Bellevue Parkway, Wilmington, Delaware, 19809
Underwriter	Franklin Templeton Distributors, Inc. One Franklin Parkway, San Mateo, California 94403-1906
Transfer Agent	Bank of New York Mellon 240 Greenwich Street, New York, New York 10286
Custodian	Bank of New York Mellon 240 Greenwich Street, New York, New York 10286
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 100 East Pratt Street, Suite 2600, Baltimore, Maryland 21202

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Other Matters. The Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a copy, please call (800) DIAL BEN ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Shares Outstanding as of the Record Date

The number of outstanding shares and the net assets of the Fund as of March 11, 2025, the Record Date, are set forth below. Shareholders of record of the are entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder’s shares of the Fund (“Dollar-Based Voting”).

Fund	Number of Shares Outstanding	Net Assets ($)
ClearBridge Large Cap Growth ESG ETF	[___]	[___]

Principal Holders of Shares

The names and addresses of shareholders of record that owned 5% or more of the outstanding shares of the Fund as of the Record Date are set forth below. As of the Record Date, the Trustees and Officers of the Trust, as a group owned of record and beneficially less than 1% of the outstanding shares of the Fund.

Name and Address of Account	Number of Shares	Percentage (%)
[___]	[___]	[___]
[___]	[___]	[___]
[___]	[___]	[___]
[___]	[___]	[___]
[___]	[___]	[___]
[___]	[___]	[___]

*[Shareholders who beneficially own 25% or more of the outstanding shares of the Fund or who are otherwise deemed to “control” the Fund may be able to significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.]

Contacting the Board. If a shareholder wishes to send a communication to the Board of the Fund, such correspondence should be in writing and addressed to the Board of the Fund at One Franklin Parkway, San Mateo, California 94403-1906, Attention: Navid J. Tofigh, Assistant Secretary. The correspondence will be given to the Board for review and consideration.

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FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. Your vote is being solicited by the Board. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne entirely by the Fund’s investment managers. Franklin Templeton also will reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Trust expects that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. Trustees and officers of the Fund, and regular employees and agents of the Fund’s investment manager or its affiliates involved in the solicitation of proxies are not reimbursed.

EQ Fund Solutions (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $104,000, including expenses. As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.

Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor may ask for the shareholder’s instructions on the Proposals. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in this proxy statement. The Solicitor will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card(s) originally sent with the proxy statement by mail, by Internet (as permitted), or by telephone instruction (as permitted), or attend virtually.

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Voting by Broker-Dealers. The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for the broker-dealer firms’ customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Trust understands that broker-dealers may not vote on either Proposal on behalf of the broker-dealer firms’ customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in the broker-dealer firms’ names for which no instructions are received by voting these shares in the same proportion as the broker-dealer firms vote shares for which they received instructions.

Quorum. The holders of outstanding shares representing 33-1/3% of the voting power of the Fund entitled to vote and present virtually or by proxy constitutes a quorum at the Meeting, for purposes of acting upon the Fund’s Proposals.

Method of Tabulation. The vote required to approve the Proposals is set forth in the discussion of the respective Proposals. Abstentions and broker non-votes will be treated as votes present at the Meeting but abstentions and broker non-votes will not be treated as votes cast at the Meeting. Abstentions and broker non-votes, therefore, will be included for purposes of determining whether a quorum is present but will have the effect of a vote against each Proposal as each Proposal requires a 1940 Act Majority Vote. It is the Fund’s understanding that because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the two matters expected to be presented at the Meeting, there are unlikely to be any “broker non-votes” at the Meeting. In the event that a broker or nominee submits a proxy representing shares for which voting instructions have not been received, such “uninstructed” shares, will be treated like abstentions and broker non-votes as votes present at the Meeting but not as votes cast at the Meeting, and therefore will be included for purposes of determining whether a quorum is present but will have the effect of a vote against each Proposal as each Proposal requires a 1940 Act Majority Vote.

Adjournment. The Meeting may, by action of the Chair of the Meeting and without any action by shareholders, be adjourned from time to time with respect to one or more matters to be considered at the Meeting, whether or not a quorum is present with respect to such matter. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable state law and the Trust’s By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management

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of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules.

Shareholder Proposals. The Trust is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust’s proxy statement for the next meeting of shareholders of the Trust should send his or her written proposal to the Trust’s office located at One Franklin Parkway, San Mateo, California 94403-1906, Attention: Navid J. Tofigh, Assistant Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the Trust’s proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the Trust’s governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy cards will vote on such matters in accordance with the views of management.

By Order of the Board of Trustees,

March __, 2025Harris Goldblat
 Vice President and Secretary

PO Box 211230, Eagan, MN 55121-9984

VOTE ONLINE 1. Read the proxy statement. 2. Go to: www._____________________ 3. Follow the simple instructions.

VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free ____________ 3. Follow the simple instructions.

VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided

ClearBridge Large Cap Growth ESG ETF

Legg Mason ETF Investment Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 28, 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced fund (the “Fund”) and appoints Alison Baur, Harris Goldblat, Julie Patel and Navid Tofigh, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (“Meeting”) to be held exclusively on-line at 11:00 a.m., Eastern time, on May 28, 2025, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO A PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable Sign in the box above

Date _______________________________

NOTE: Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on May 28, 2025.

The Proxy Statement for this Meeting is available at https://proxyonline.com/Franklin/docs

To ensure your privacy, there is no personal information required to view or request materials and/or vote. The control number listed below is a unique identifier created for the proxy and this proxy only. It is not linked to your account number, nor can it be used in any other manner other than this proxy

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓  Please detach at perforation before mailing.  ↓

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.

If no specification is made, this proxy shall be voted “FOR” each proposal.

The Board of Trustees has voted in favor of the proposals and recommends that you vote “FOR” each proposal.

Please refer to the Proxy Statement for further discussion of the proposals.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

		FOR	AGAINST	ABSTAIN
1.

To approve a change to the Fund’s sub-classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified company” to “non-diversified company” and to eliminate a related fundamental investment policy

		☐	☐	☐
2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace affiliated and unaffiliated subadvisers without shareholder approval.	☐	☐	☐